INDEPENDENT AUDITORS' REPORT ON AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


Board of Directors
Washington Mutual Bank, FA

We have audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated statement of financial condition of Washington Mutual Bank, FA and subsidiaries (including Washington Mutual Mortgage Securities Corp. (WMMSC)) as of December 31, 2001, and the related consolidated statements of income, of stockholder's equity and comprehensive income, and of cash flows for the year then ended, and have issued our report thereon dated February 19, 2002 (March 1, 2002, as to Note 2) (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, on January 1, 2001).

In connection with our audit, nothing came to our attention that caused us to believe that WMMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between WMMSC and Bankers Trust Company of California, N.A. (Bankers Trust), as listed for each series of certificates described in the accompanying schedule, insofar as they relate to financial and accounting matters. However, our audit was not directed primarily toward obtaining knowledge of noncompliance.

In connection with our audit, nothing came to our attention that caused us to believe that WMMSC failed to comply with the terms, covenants, provisions, or conditions of the SERVICING AGREEMENT, dated March 1, 2000, Collateralized Asset-Backed Notes, Series 2000-1, between TMA Mortgage Funding Trust II (Issuer), Thornburg Mortgage Funding Corporation (Depositor), WMMSC (Servicer), and Bankers Trust (Indenture Trustee), insofar as they relate to financial and accounting matters. However, our audit was not directed primarily toward obtaining knowledge of noncompliance.

This report is intended solely for the information and use of the Board of Directors, management of Washington Mutual Bank, FA, and Bankers Trust, acting as trustee or custodian, as applicable, and is not intended to be and should not be used by anyone other than these specified parties. However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedule.

/s/ Deloitte & Touche LLP




Seattle, Washington
February 19, 2002



                                                                            ----
                                                                               2

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, $23,161,511.89, Mortgage             3.02, 3.03,
     Pass-Through Certificates, Series 1982-3, 10.00%                 3.04, 3.10
     Pass-Through Rate, Issue Date: November 1, 1982


POOLING AND SERVICING AGREEMENT, Mortgage Pass-Through                3.02, 3.03,
     Certificates, Series 1982-4, 6.50% Pass-Through Rate,            3.04, 3.10
     Issue Date: July 1, 1982

POOLING AND SERVICING AGREEMENT, Mortgage Pass-Through                3.02, 3.03,
     Certificates, Series 1984-1, 7.50% Pass-Through Rate,            3.04, 3.10
     Issue Date: February 1, 1984

POOLING AND SERVICING AGREEMENT, Mortgage Pass-Through                3.02, 3.03,
     Certificates, Series 1984-2, 9.50% Pass-Through Rate,            3.04, 3.10
     Issue Date: February 1, 1984

POOLING AND SERVICING AGREEMENT, Mortgage Pass-Through                3.02, 3.03,
     Certificates, Series 1984-3, 8.50% Pass-Through Rate,            3.04, 3.10
     Issue Date: June 1, 1984

POOLING AND SERVICING AGREEMENT, $5,001,279.47, Standard              3.02, 3.03,
     Adjustable-Rate Mortgage Pass-Through Certificates,              3.04, 3.10
     Series 1985-12 ARM, Initial Pass-Through Rate: 11.250%,
     Cut-Off Date: June 1, 1985

POOLING AND SERVICING AGREEMENT, $5,075,482.25, Individual            3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-13 ARM, Initial Weighted
     Average Pass-Through Rate: 9.933%, Cut-Off
     Date: June 1, 1985

POOLING AND SERVICING AGREEMENT, $20,009,892.33, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-15 ARM, Initial Pass-Through
     Rate: 9.500%, Cut-Off Date: July 1, 1985

POOLING AND SERVICING AGREEMENT, $15,008,229.06, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-16 ARM, Initial Pass-Through
     Rate: 9.250%, Cut-Off Date: July 1, 1985

                                                                            ----
                                                                               3

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, $15,000,095.06, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-17 ARM, Initial Weighted
     Average Pass-Through Rate: 9.240%, Cut-Off Date:
     August 1, 1985

POOLING AND SERVICING AGREEMENT, $19,536,064.66, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-18 ARM, Initial Pass-Through
     Rate: 8.500%, Cut-Off Date: October 1, 1985

POOLING AND SERVICING AGREEMENT, $20,000,368.20, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-19 ARM, Initial Pass-Through
     Rate: 9.000%, Cut-Off Date: September 1, 1985

POOLING AND SERVICING AGREEMENT, $22,000,179.76, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-20 ARM, Initial Pass-Through
     Rate: 8.875%, Cut-Off Date: October 1, 1985

POOLING AND SERVICING AGREEMENT, $10,235,878.62, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-21 ARM, Initial Weighted
     Average Pass-Through Rate: 10.500%, Cut-Off Date:
     November 1, 1985

POOLING AND SERVICING AGREEMENT, $20,036,500.27, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-22 ARM, Initial Pass-Through
     Rate: 9.000%, Cut-Off Date: December 1, 1985

POOLING AND SERVICING AGREEMENT, $30,000,618.58, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1985-23 ARM, Initial Weighted
     Average Pass-Through Rate: 9.000%, Cut-Off Date:
     December 1, 1985

POOLING AND SERVICING AGREEMENT, $30,001,014.30, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1986-1 ARM, Initial Weighted
     Average Pass-Through Rate: 9.000%, Cut-Off Date:
     January 1, 1986

POOLING AND SERVICING AGREEMENT, $50,000,015.23, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1986-2 ARM, Initial Weighted
     Average Pass-Through Rate: 8.500%, Cut-Off Date:
     March 1, 1986

                                                                            ----
                                                                               4

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, $45,490,298.49, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1986-3 ARM, Initial Weighted
     Average Pass-Through Rate: 8.000%, Cut-Off Date:
     May 1, 1986

POOLING AND SERVICING AGREEMENT, $39,929,973.95, Individual           3.02, 3.03,
     Rate Adjustable-Rate Mortgage Pass-Through                       3.04, 3.10
     Certificates, Series 1987-1 ARM, Initial Weighted
     Average Pass-Through Rate: 7.750%, Cut-Off Date:
     January 1, 1987

POOLING AND SERVICING AGREEMENT, $22,199,924.00, Standard             3.02, 3.03,
     Adjustable-Rate Mortgage Pass-Through Certificates,              3.04, 3.10
     Series 1987-2 ARM, Initial Pass-Through Rate: 7.500%,
     Cut-Off Date: January 1, 1987

POOLING AND SERVICING AGREEMENT, $92,089,243.83, Stripped             3.02, 3.03,
     Mortgage Pass-Through Certificates, Series 1987-B,               3.04, 3.05,
     Class 1, Class 2, Class 3, Initial Pass-Through Rate:            3.11, 3.12,
     9.155%, Cut-Off Date: May 1, 1987                                3.13

POOLING AND SERVICING AGREEMENT, $49,560,520.12, Stripped             3.02, 3.03,
     Mortgage Pass-Through Certificates, Series 1987-C,               3.04, 3.05,
     Class 1, Class 2, Initial Pass-Through Rate: 9.628%,             3.11, 3.12,
     Cut-Off Date: September 1, 1987                                  3.13

MASTER POOLING AND SERVICING AGREEMENT, Mortgage Pass-Through         3.02, 3.03,
     Certificates, Series 1987-PR1, 1987-PR3, 1987-PR4,               3.04, 3.12
     1987-PR9, 1987-PR10, 1987-PR11, and 1987-PR13, Cut-Off
     Date: June 1, 1987

POOLING AND SERVICING AGREEMENT, As Amended and Restated,             3.02, 3.03,
     $20,657,300.33, Individual Rate Adjustable-Rate                  3.04, 3.12
     Mortgage Pass-Through Certificates, Series 1988 PR-1,
     Initial Weighted Average Pass-Through Rate: 8.767%,
     Cut-Off Date: March 1, 1988

POOLING AND SERVICING AGREEMENT, $16,014,608.55, Stripped             3.02, 3.03,
     Mortgage Pass-Through Certificates, Series 1988-A,               3.04, 3.05,
     Class 1, Class 2, CutOff Date: May 1, 1988                       3.11, 3.12,
                                                                      3.13

                                                                            ----
                                                                               5

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, $50,379,413.99, Stripped             3.02, 3.03,
     Mortgage Pass-Through Certificates, Series 1989-A,               3.04, 3.05,
     Cut-Off Date: September 1, 1989                                  3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $34,794,271.26                       3.02, 3.03,
     (approximately), Mortgage Pass-Through Certificates,             3.04, 3.12
     Series 1989 PR-1, Initial Weighted Average Pass-Through
     Rate: 10.765%, Cut-Off Date: February 1, 1989

POOLING AND SERVICING AGREEMENT, $13,734,289.13, Sears                3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1990-PR-1 ARM, Cut-Off Date:                3.11, 3.12,
     May 1, 1990                                                      3.13

POOLING AND SERVICING AGREEMENT, $98,047,412.05, Sears                3.02, 3.03,
     Mortgage Securities Corporation, LIBOR Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 1990-6, Cut-Off Date:          3.11, 3.12,
     December 1, 1990                                                 3.13

POOLING AND SERVICING AGREEMENT, $73,251,948                          3.02, 3.03,
     (approximately), Sears Mortgage Securities Corporation,          3.04, 3.05,
     COFI Mortgage Pass-Through Certificates, Series 1991-D,          3.11, 3.12,
     Cut-Off Date: March 1, 1991                                      3.13

POOLING AND SERVICING AGREEMENT, $148,652,393.20, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992-2,               3.11, 3.12,
     Cut-Off Date: February 1, 1992                                   3.13

POOLING AND SERVICING AGREEMENT, $280,949,978.66, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Multi-Class Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 1992-6, Cut-Off Date:          3.11, 3.12,
     March 1, 1992                                                    3.13

POOLING AND SERVICING AGREEMENT, $328,029,376.97, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-1 (Certificate Trust),                 3.11, 3.12,
     Mortgage Trust Pass-Through Certificates, Series 1993-1          3.13
     (Mortgage Trust), Cut-Off Date: January 1, 1993

                                                                            ----
                                                                               6

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, $142,991,535.00, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-3 (Certificate Trust),                 3.11, 3.12,
     Mortgage Trust Pass-Through Certificates, Series 1993-3          3.13
     (Mortgage Trust), Cut-Off Date: March 1, 1993

POOLING AND SERVICING AGREEMENT, $177,011,471.83, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-6 (Certificate Trust),                 3.11, 3.12,
     Mortgage Trust Pass-Through Certificates, Series 1993-6          3.13
     (Mortgage Trust), Cut-Off Date: June 1, 1993

POOLING AND SERVICING AGREEMENT, $238,315,553.14, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-7 (Certificate Trust),                 3.11, 3.12,
     Mortgage Trust Pass-Through Certificates, Series 1993-7          3.13
     (Mortgage Trust), Cut-Off Date: June 1, 1993

POOLING AND SERVICING AGREEMENT, $200,972,980.62, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-9, Cut-Off Date: August 1,             3.11, 3.12,
     1993                                                             3.13

POOLING AND SERVICING AGREEMENT, $172,092,681.29, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-11, Cut-Off Date: October 1,           3.11, 3.12,
     1993                                                             3.13

PARTICIPATION AND SERVICING AGREEMENT, dated February 1,              5.04, 5.05
     1986, Mortgage Participation Certificates, Series
     1986-PA-1 ARM, Closing Date: February 27, 1986, Cut-Off
     Date: February 1, 1986

PARTICIPATION AND SERVICING AGREEMENT, dated and effective               (a)
     March 1, 1986, The First Boston Corporation (Purchaser)
     and Sears Mortgage Securities Corporation (Company)
     Participation Certificates, Conventional Residential
     First Mortgage Loans, Series 1986-PA-3

PARTICIPATION AND SERVICING AGREEMENT, dated March 1, 1986,              (a)
     Mortgage Participation Certificates, Series 1986-PA-4
     ARM, Closing Date: March 27, 1986, Cut-Off Date:
     March 1, 1986

(a) Servicing in compliance with the terms of the agreement

                                                                            ----
                                                                               7

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
PARTICIPATION AND SERVICING AGREEMENT, dated and effective               (a)
     June 1, 1986, The First Boston Corporation (Purchaser)
     and Sears Mortgage Securities Corporation (Company)
     Participation Certificates, Conventional Residential
     First Mortgage Loans, Series 1986-PA-6

PARTICIPATION AND SERVICING AGREEMENT, dated August 1, 1986,             (a)
     Mortgage Participation Certificates, Series 1986-PA-7,
     Closing Date: August 25, 1986, Cut-Off Date: August 1,
     1986

PARTICIPATION AND SERVICING AGREEMENT, dated August 1, 1986,             (a)
     Mortgage Participation Certificates, Series 1986-PA-8,
     Closing Date: August 25, 1986, Cut-Off Date: August 1,
     1986

PARTICIPATION AND SERVICING AGREEMENT, dated November 1,                 (a)
     1986, Mortgage Participation Certificates, Series
     1986-PA-9, Closing Date: November 20, 1986, Cut-Off
     Date: November 1, 1986

PARTICIPATION AND SERVICING AGREEMENT, dated January 1,                  (a)
     1987, Individual Rate Mortgage Participation
     Certificates, Series 1987-PA-1, Closing Date: January
     16, 1987, Cut-Off Date: January 1, 1987

PARTICIPATION AND SERVICING AGREEMENT, dated February 1,                 (a)
     1987, Individual Rate Mortgage Participation
     Certificates, Series 1987 PA-2 ARM, Closing Date:
     February 25, 1987, Cut-Off Date: February 1, 1987

PARTICIPATION AND SERVICING AGREEMENT, dated April 1, 1987,              (a)
     Mortgage Participation Certificates, Series 1987 PA-5,
     Closing Date: April 22, 1987, Cut-Off Date: April 1,
     1987

PARTICIPATION AND SERVICING AGREEMENT, dated May 1, 1987,                (a)
     Individual Rate Mortgage Participation Certificates,
     Series 1987 PA-6 ARM, Closing Date: May 26, 1987,
     Cut-Off Date: May 1, 1987

PARTICIPATION AND SERVICING AGREEMENT, dated July 1, 1987,               (a)
     Mortgage Participation Certificates, Series 1987 PA-7
     ARM, Closing Date: July 24, 1987, Cut-Off Date: July 1,
     1987

(a) Servicing in compliance with the terms of the agreement

                                                                            ----
                                                                               8

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
PARTICIPATION AND SERVICING AGREEMENT, dated July 1, 1987,               (a)
     Individual Rate Mortgage Participation Certificates,
     Series 1987 PA-8, Closing Date: July 30, 1987, Cut-Off
     Date: July 1, 1987

MASTER PARTICIPATION AND SERVICING AGREEMENT, dated                      (a)
     September 1, 1987, Mortgage Participation Certificates,
     Initial Closing Date: September 29, 1987, Initial
     Cut-Off Date: September 1, 1987 (Covers Series 1987
     PA-9 ARM, Series 1987 PA-12 ARM, Series 1987 PA-13 ARM,
     Series 1988 PA-1 ARM, and Series 1988 PA-2 A ARM)

PARTICIPATION AND SERVICING AGREEMENT, dated October 1,                  (a)
     1987, Mortgage Participation Certificates, Series 1987
     PA-10, Closing Date: October 21, 1987, Cut-Off Date:
     October 1, 1987

PARTICIPATION AND SERVICING AGREEMENT, Series 1987 PA-14                 (a)
     ARM, dated December 1, 1987, Mortgage Participation
     Certificates, Closing Date: December 28, 1987, Cut-Off
     Date: December 1, 1987

MASTER PARTICIPATION AND SERVICING AGREEMENT, dated February             (a)
     1, 1988, Mortgage Participation Certificates, Initial
     Closing Date: February 25, 1988, Initial Cut-Off Date:
     February 1, 1988 (Covers Series 1988 PA-213 ARM, Series
     1988 PA-4 ARM, Series 1988 PA-9 ARM, and Series 1988
     PA-10 ARM)

MASTER PARTICIPATION AND SERVICING AGREEMENT, dated March 1,             (a)
     1988, Mortgage Participation Certificates, Initial
     Closing Date: March 30, 1988, Initial cut-off Date:
     March 1, 1988 (Covers Series 1988 PA-7 ARM)

PARTICIPATION AND SERVICING AGREEMENT, dated July 1, 1988,               (a)
     Mortgage Participation Certificates, Series 1988 PA-12
     ARM, Closing Date: July 25, 1988, Cut-Off Date: July 1,
     1988

PARTICIPATION AND SERVICING AGREEMENT, Series 1988 PA-13                 (a)
     ARM, dated July 1, 1988, Mortgage Participation
     Certificates, Closing Date: July 13, 1988, Cut-Off
     Date: July 1, 1988

PARTICIPATION AND SERVICING AGREEMENT, Series 1988 PA-14                 (a)
     ARM, dated June 1, 1988, Mortgage Participation
     Certificates, Closing Date: June 20, 1988, Cut-Off
     Date: June 1, 1988

(a) Servicing in compliance with the terms of the agreement

                                                                            ----
                                                                               9

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
MASTER PARTICIPATION AND SERVICING AGREEMENT, dated August               (a)
     1, 1988, Mortgage Participation Certificates, Initial
     Closing Date: August 18, 1988, Initial cut-off Date:
     August 1, 1988 (Covers Series 1988 PA-16 ARM and 1988
     PA-17 ARM)

PARTICIPATION AND SERVICING AGREEMENT, dated July 1, 1988,               (a)
     Mortgage Participation Certificates, Series 1988 PA-18,
     Closing Date: July 25, 1988, Cut-Off Date: July 1, 1988

PARTICIPATION AND SERVICING AGREEMENT, dated August 1, 1988,             (a)
     Mortgage Participation Certificates, Series 1988 PA-19,
     Closing Date: August 25, 1988, Cut-Off Date: August 1,
     1988

PARTICIPATION AND SERVICING AGREEMENT, dated October 1,                  (a)
     1988, Mortgage Participation Certificates, Series 1988
     PA-20, Closing Date: October 17, 1988, Cut-Off Date:
     October 1, 1988

PARTICIPATION AND SERVICING AGREEMENT, dated December 1,                 (a)
     1988, Series 1988 PA-22, Mortgage Participation
     Certificates, Closing Date: December 29, 1988, Cut-Off
     Date: December 1, 1988

PARTICIPATION AND SERVICING AGREEMENT, dated March 1, 1989,              (a)
     Mortgage Participation Certificates, Series 1989 PA-1
     ARM, Closing Date: March 10, 1989, Cut-Off Date: March
     1, 1989

PARTICIPATION AND SERVICING AGREEMENT, dated November 1,                 (a)
     1989, Mortgage Participation Certificates, Series 1989
     PA-2 ARM, Closing Date: November 30, 1989, Cut-Off
     Date: November 1, 1989

PARTICIPATION AND SERVICING AGREEMENT, dated September 1,                (a)
     1993, Participation Certificates, Conventional
     Residential Fixed Rate Mortgage Loans, Series 1993 PA-1

POOLING AND SERVICING AGREEMENT, dated September 1, 1998,                (a)
     Mortgage Pass-Through Certificates, Series 1998-3

POOLING AND SERVICING AGREEMENT, $278,421,463, Washington             3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-7, Cut-Off Date: May 1, 1999           3.11, 3.12,
                                                                      3.13

(a)  Servicing in compliance with the terms of the agreement

                                                                            ----
                                                                              10

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE OF AGREEMENTS WITH
BANKERS TRUST COMPANY OF CALIFORNIA, N.A. (continued)
--------------------------------------------------------------------------------

                        Description                                    Sections
                        -----------                                    --------
POOLING AND SERVICING AGREEMENT, dated October 1, 2001,                  (a)
     Thornburg Mortgage Securities Trust 2001-1, Mortgage
     Loan Pass-Through Certificates, Series 2001-1

POOLING AND SERVICING AGREEMENT, $738,640,415.33, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-AR3, Cut-Off              3.11, 3.12,
     Date: November 1, 2001                                           3.13

POOLING AND SERVICING AGREEMENT, $1,167,350,333.57,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., WaMu                3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 2001-AR2,             3.11, 3.12,
     Cut-Off Date: October 1, 2001                                    3.13

POOLING AND SERVICING AGREEMENT, $710,978,510.70, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-AR4, Cut-Off              3.11, 3.12,
     Date: November 1, 2001                                           3.13

POOLING AND SERVICING AGREEMENT, $275,191,959.62, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Washington Mutual MSC          3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 2001-AR1,             3.11, 3.12,
     Cut-Off Date: December 1, 2001                                   3.13

POOLING AND SERVICING AGREEMENT, $814,842,698.14, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-AR6, Cut-Off              3.11, 3.12,
     Date: December 1, 2001                                           3.13

POOLING AND SERVICING AGREEMENT, dated December 1, 2001,                 (a)
     Thornburg Mortgage Securities Trust 2001-2, Mortgage
     Loan Pass-Through Certificates, Series 2001-2

(a) Servicing in compliance with the terms of the agreement

                                                                            ----
                                                                              11

INDEPENDENT AUDITORS' REPORT ON AGREEMENTS
WITH STATE STREET BANK AND TRUST COMPANY


Board of Directors
Washington Mutual Bank, FA

We have audited, in accordance with auditing standards generally accepted in the United States of America, the consolidated statement of financial condition of Washington Mutual Bank, FA and subsidiaries (including Washington Mutual Mortgage Securities Corp. (WMMSC)) as of December 31, 2001, and the related consolidated statements of income, of stockholder's equity and comprehensive income, and of cash flows for the year then ended, and have issued our report thereon dated February 19, 2002 (March 1, 2002, as to Note 2) (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, on January 1, 2001).

In connection with our audit, nothing came to our attention that caused us to believe that WMMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between WMMSC and State Street Bank and Trust Company (State Street Bank), as listed for each series of certificates described in the accompanying schedule (Schedule I), insofar as they relate to financial and accounting matters. However, our audit was not directed primarily toward obtaining knowledge of noncompliance.

In connection with our audit, nothing came to our attention that caused us to believe that WMMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreement between Pamex Mortgage Trust 1999-A (Issuer), WMMSC (Master Servicer), Pamex Funding, Inc. (Depositor), and State Street Bank (Indenture Trustee), as listed for the certificate described in the accompanying schedule (Schedule II), insofar as they relate to financial and accounting matters. However, our audit was not directed primarily toward obtaining knowledge of noncompliance.

This report is intended solely for the information and use of the Board of Directors, management of Washington Mutual Bank, FA, and State Street Bank, and is not intended to be and should not be used by anyone other than these specified parties. However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedules.

/s/ Deloitte & Touche LLP




Seattle, Washington
February 19, 2002

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------


                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $107,435,372.77, Sears               3.02, 3.03,
     Mortgage Securities Corporation, COFI Mortgage                   3.04, 3.05,
     Pass-Through Certificates, Series 1991-H, Cut-Off Date:          3.11, 3.12,
     July 1, 1991                                                     3.13

POOLING AND SERVICING AGREEMENT, $252,233,481.96                      3.02, 3.03,
     (approximately), Sears Mortgage Securities Corporation,          3.04, 3.05,
     COFI Mortgage Pass-Through Certificates, Series 1991-I           3.11, 3.12,
     (Certificate Trust Fund), Mortgage Trust Pass-Through            3.13
     Certificates, Series 1991-I (Mortgage Trust Fund),
     Cut-Off Date: August 1, 1991

POOLING AND SERVICING AGREEMENT, $297,626,106                         3.02, 3.03,
     (approximately), Sears Mortgage Securities Corporation,          3.04, 3.05,
     LIBOR Mortgage Pass-Through Certificates, Series 1991-J          3.11, 3.12,
     (Certificate Trust Fund), Mortgage Trust Pass-Through            3.13
     Certificates, Series 1991-J (Mortgage Trust Fund),
     Cut-Off Date: August 1, 1991

POOLING AND SERVICING AGREEMENT, $127,859,031.91                      3.02, 3.03,
     (approximately), Sears Mortgage Securities Corporation,          3.04, 3.05,
     LIBOR Mortgage Pass-Through Certificates, Series 1991-K          3.11, 3.12,
     (Certificate Trust Fund), Intermediate Trust                     3.13
     Pass-Through Certificates, Series 1991-K (Intermediate
     Trust Fund), Mortgage Trust Pass-Through Certificates,
     Series 1991-K (Mortgage Trust Fund), Cut-Off Date:
     September 1, 1991

POOLING AND SERVICING AGREEMENT, $229,731,871.46, Sears               3.02, 3.03,
     Mortgage Securities Corporation, LIBOR Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 1991-M, Cut-Off Date:          3.11, 3.12,
     November 1, 1991                                                 3.13

POOLING AND SERVICING AGREEMENT, $148,599,249.98, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992-8,               3.11, 3.12,
     Cut-Off Date: May 1, 1992                                        3.13

POOLING AND SERVICING AGREEMENT, $113,854,367.50, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992-12,              3.11, 3.12,
     Cut-Off Date: July 1, 1992                                       3.13

POOLING AND SERVICING AGREEMENT, $112,907,447.57, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992-18,              3.11, 3.12,
     Cut-Off Date: September 1, 1992                                  3.13

                                                                            ----
                                                                               2

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $95,240,927.23, Sears                3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1992-20 (Certificate Trust),                3.11, 3.12,
     Mortgage Trust Pass-Through Certificates, Series                 3.13
     1992-20 (Mortgage Trust), Cut-Off Date: November 1,
     1992

POOLING AND SERVICING AGREEMENT, $154,459,134.29, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992-21,              3.11, 3.12,
     Cut-Off Date: December 1, 1992                                   3.13

POOLING AND SERVICING AGREEMENT, $155,483,857.34, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Adjustable-Rate                 3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 1992 PR-1,            3.11, 3.12,
     Cut-Off Date: November 1, 1992                                   3.13

POOLING AND SERVICING AGREEMENT, $153,608,000.00, Sears               3.02, 3.03,
     Mortgage Securities Corporation, Mortgage Pass-Through           3.04, 3.05,
     Certificates, Series 1993-5, Cut-Off Date: May 1, 1993           3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $329,894,608.04, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1996-1, Cut-Off Date: May 1, 1996           3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, dated October 1, 1998,               3.02, 3.03,
     Series 1998-1, Mortgage Pass-Through Certificates,               3.04, 3.05,
     Cut-Off Date: October 1, 1998                                    3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $781,765,822.75, Washington          3.02, 3.03,
     Mutual Securities Corp., Mortgage Pass-Through                   3.04, 3.05,
     Certificates, Series 1998-7, Cut-Off Date: August 1, 1998        3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $701,661,871, Washington             3.02, 3.03,
     Mutual Securities Corp., Mortgage Pass-Through                   3.04, 3.05,
     Certificates, Series 1998-8, Cut-Off Date: September 1,          3.11, 3.12,
     1998                                                             3.13

                                                                            ----
                                                                               3

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------

POOLING AND SERVICING AGREEMENT, $460,206,255.66, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1998-9, Cut-Off Date: September 1,          3.11, 3.12,
     1998                                                             3.13

POOLING AND SERVICING AGREEMENT, $1,688,837,275, Washington           3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1998-10, Cut-Off Date: October 1,           3.11, 3.12,
     1998                                                             3.13

POOLING AND SERVICING AGREEMENT, $750,084,532.16, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1998-11, Cut-Off Date: October 1,           3.11, 3.12,
     1998                                                             3.13

POOLING AND SERVICING AGREEMENT, $1,492,672,082.38,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 1999-1, Cut-Off Date:          3.11, 3.12,
     January 1, 1999                                                  3.13

POOLING AND SERVICING AGREEMENT, $1,146,693,168.34,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 1999-2, Cut-Off Date:          3.11, 3.12,
     February 1, 1999                                                 3.13

POOLING AND SERVICING AGREEMENT, $997,982,427.62, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-3, Cut-Off Date: March 1,              3.11, 3.12,
     1999                                                             3.13

POOLING AND SERVICING AGREEMENT, $990,819,514, Washington             3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-4, Cut-Off Date: April 1,              3.11, 3.12,
     1999                                                             3.13

POOLING AND SERVICING AGREEMENT, $1,083,142,111.37,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 1999-5, Cut-Off Date:          3.11, 3.12,
     May 1, 1999                                                      3.13

                                                                            ----
                                                                               4

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $268,748,626.90, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-6, Cut-Off Date: June 1, 1999          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $904,347,651.68, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-8, Cut-Off Date: July 1, 1999          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $1,019,557,577.36,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 1999-9, Cut-Off Date:          3.11, 3.12,
     August 1, 1999                                                   3.13

POOLING AND SERVICING AGREEMENT, $431,192,332.91, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-10, Cut-Off Date: September            3.11, 3.12,
     1, 1999                                                          3.13

POOLING AND SERVICING AGREEMENT, $565,604,472.99, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-11, Cut-Off Date: October 1,           3.11, 3.12,
     1999                                                             3.13

POOLING AND SERVICING AGREEMENT, $381,850,942.21, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 1999-12, Cut-Off Date: December 1,          3.11, 3.12,
     1999                                                             3.13

POOLING AND SERVICING AGREEMENT, $413,613,518.61, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-1, Cut-Off Date: January 1,            3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $300,871,340.99, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-2, Cut-Off Date: March 1,              3.11, 3.12,
     2000                                                             3.13

                                                                            ----
                                                                               5

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $325,568,430.21, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-3, Cut-Off Date: April 1,              3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $605,735,525.53, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-4, Cut-Off Date: May 1, 2000           3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $379,514,761.24, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-5, Cut-Off Date: July 1, 2000          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $203,628,267.87, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-6, Cut-Off Date: September 1,          3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $163,723,488.01, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-7, Cut-Off Date: September 1,          3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $578,742,178.10, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-8, Cut-Off Date: November 1,           3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $258,835,943.00, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2000-9, Cut-Off Date: December 1,           3.11, 3.12,
     2000                                                             3.13

POOLING AND SERVICING AGREEMENT, $706,666,436.21, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-1, Cut-Off Date: January 1,            3.11, 3.12,
     2001                                                             3.13

                                                                            ----
                                                                               6

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $971,301,068.27, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-2, Cut-Off Date: March 1,              3.11, 3.12,
     2001                                                             3.13

POOLING AND SERVICING AGREEMENT, $237,316,463.00, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-1, Cut-Off Date: April 1,              3.11, 3.12,
     2001                                                             3.13

POOLING AND SERVICING AGREEMENT, $514,938,266.40, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-3, Cut-Off Date: April 1,              3.11, 3.12,
     2001                                                             3.13

POOLING AND SERVICING AGREEMENT, $449,318,318.86, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-5, Cut-Off Date: April 1,              3.11, 3.12,
     2001                                                             3.13

POOLING AND SERVICING AGREEMENT, $644,562,385.95, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-4, Cut-Off Date: May 1, 2001           3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $1,065,402,496.00,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Mortgage            3.04, 3.05,
     Pass-Through Certificates, Series 2001-7, Cut-Off Date:          3.11, 3.12,
     June 1, 2001                                                     3.13

POOLING AND SERVICING AGREEMENT, $627,986,652.59, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-6, Cut-Off Date: June 1, 2001          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $343,394,509.04, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-4, Cut-Off Date: July 1, 2001          3.11, 3.12,
                                                                      3.13

                                                                            ----
                                                                               7

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $1,142,373,262.00,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., WaMu                3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 2001-S8,              3.11, 3.12,
     Cut-Off Date: July 1, 2001                                       3.13

POOLING AND SERVICING AGREEMENT, $970,646,141.31, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-8, Cut-Off Date: July 1, 2001          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $504,750,517.37, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Mortgage Pass-Through          3.04, 3.05,
     Certificates, Series 2001-9, Cut-Off Date: July 1, 2001          3.11, 3.12,
                                                                      3.13

POOLING AND SERVICING AGREEMENT, $775,114,461.00, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-S9, Cut-Off               3.11, 3.12,
     Date: August 1, 2001                                             3.13

POOLING AND SERVICING AGREEMENT, $1,004,556,535.66,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Washington          3.04, 3.05,
     Mutual MSC Mortgage Pass-Through Certificates, Series            3.11, 3.12,
     2001-MS10, Cut-Off Date: August 1, 2001                          3.13

POOLING AND SERVICING AGREEMENT, $741,185,906.39, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-AR1, Cut-Off              3.11, 3.12,
     Date: August 1, 2001                                             3.13

POOLING AND SERVICING AGREEMENT, $538,248,699.81, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Washington Mutual MSC          3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 2001-MS12,            3.11, 3.12,
     Cut-Off Date: October 1, 2001                                    3.13

POOLING AND SERVICING AGREEMENT, $1,111,583,132.33,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Washington          3.04, 3.05,
     Mutual MSC Mortgage Pass-Through Certificates, Series            3.11, 3.12,
     2001-MS14, Cut-Off Date: November 1, 2001                        3.13

                                                                            ----
                                                                               8

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE I - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY (continued)
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
POOLING AND SERVICING AGREEMENT, $592,367,185.52, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., Washington Mutual MSC          3.04, 3.05,
     Mortgage Pass-Through Certificates, Series 2001-MS11,            3.11, 3.12,
     Cut-Off Date: September 1, 2001                                  3.13

POOLING AND SERVICING AGREEMENT, $523,321,519.19, Washington          3.02, 3.03,
     Mutual Mortgage Securities Corp., WaMu Mortgage                  3.04, 3.05,
     Pass-Through Certificates, Series 2001-S10, Cut-Off              3.11, 3.12,
     Date: October 1, 2001                                            3.13

POOLING AND SERVICING AGREEMENT, $1,124,015,403.33,                   3.02, 3.03,
     Washington Mutual Mortgage Securities Corp., Washington          3.04, 3.05,
     Mutual MSC Mortgage Pass-Through Certificates, Series            3.11, 3.12,
     2001-MS15, Cut-Off Date: December 1, 2001                        3.13

PARTICIPATION AND SERVICING AGREEMENT, dated February 1,                 (a)
     1996, Series 1996 PA-3, Mortgage Participation
     Certificates, Closing Date: February 29, 1996, Cut-Off
     Date: February 1, 1996

PARTICIPATION AND SERVICING AGREEMENT, dated February 1,                 (a)
     1996, Series 1996 PA-4, Mortgage Participation
     Certificates

PARTICIPATION AND SERVICING AGREEMENT, dated April 1, 1996,              (a)
     Series 1996 PA-7, Mortgage Participation Certificates,
     Closing Date: April 15, 1996, Cut-Off Date: April 1,
     1996

PARTICIPATION AND SERVICING AGREEMENT, dated June 1, 1996,               (a)
     Series 1996 PA-8, Mortgage Participation Certificates,
     Closing Date: June 28, 1996, Cut-Off Date: June 1, 1996

(a) Servicing in compliance with the terms of this agreement

                                                                            ----
                                                                               9

WASHINGTON MUTUAL BANK, FA AND SUBSIDIARIES
SCHEDULE II - SCHEDULE OF AGREEMENTS WITH
STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------

                           Description                                 Sections
                           -----------                                 --------
TRANSFER AND SERVICING AGREEMENT, dated July 1, 1999, Pamex              (a)
     Mortgage Trust 1999-A Mortgage Backed Notes, Series
     1999-A, between sections of the agreement between Pamex
     Mortgage Trust 1999-A (Issuer), WMMSC (Master
     Servicer), Pamex Funding, Inc. (Depositor), and State
     Street Bank (Indenture Trustee)

(a) Servicing in compliance with the terms of this agreement


                                                                            ----
                                                                              10